UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN
PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ___)

☒	Filed by the Registrant	☐	Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CLEVELAND-CLIFFS INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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IMPORTANT NOTICE

IMPORTANT NOTICE
ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON WEDNESDAY, APRIL 22, 2020
The following Notice of Annual Meeting of Shareholders (the “Notice”) amends and restates the original notice included in the Proxy Statement (the “Proxy Statement”) of Cleveland-Cliffs Inc. (“Cliffs”), dated March 9, 2020, furnished to Cliffs' shareholders in connection with the solicitation of proxies by the Board of Directors of Cliffs for use at the Annual Meeting of Shareholders to be held on Wednesday, April 22, 2020 (the “2020 Annual Meeting”). The purpose of this Notice is to announce a change in the location of the 2020 Annual Meeting to a virtual meeting format only, via live audio webcast.
This Notice is being filed with the Securities and Exchange Commission and is being made available to shareholders on or about March 31, 2020.
THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on April 22, 2020
11:30 a.m. EDT
Online at www.virtualshareholdermeeting.com/CLF2020
To the Shareholders of Cleveland-Cliffs Inc.:
Due to the emerging public health impact of the coronavirus pandemic (COVID-19) and to support the health and well-being of our shareholders, employees and their families, NOTICE IS HEREBY GIVEN that the location of the 2020 Annual Meeting of Shareholders (the “2020 Annual Meeting”) of Cleveland-Cliffs Inc., or “Cliffs”, has been changed. As previously announced, the 2020 Annual Meeting will be held on Wednesday, April 22, 2020 at 11:30 a.m. EDT. In light of public health concerns, the 2020 Annual Meeting will be held in a virtual meeting format only, via live audio webcast. You will not be able to attend the 2020 Annual Meeting physically in person.
Additional Information: As described in the proxy materials for the 2020 Annual Meeting previously distributed, you are entitled to participate in the 2020 Annual Meeting if you were a shareholder at the close of business on February 24, 2020, the record date. To participate in the 2020 Annual Meeting at www.virtualshareholdermeeting.com/CLF2020, you must enter the 16-digit control number found on your proxy card or your voting instruction form. Whether or not you plan to attend the virtual 2020 Annual Meeting, we urge you to vote in advance of the 2020 Annual Meeting by one of the methods described below. If you have already voted by Internet, by phone or by mail, you do not need to vote again.
The 2020 Annual Meeting of Shareholders of Cleveland-Cliffs Inc. will be held online at www.virtualshareholdermeeting.com/CLF2020 at 11:30 a.m., EDT, on Wednesday, April 22, 2020 for the following purposes:

1.	To elect as directors the candidates nominated by the Board to act until the next Annual Meeting of Shareholders or until their respective successors are duly elected and qualified;

2.	To approve, on an advisory basis, our named executive officers' compensation;

3.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm to serve for the 2020 fiscal year; and

4.	To transact such other business, if any, as may properly come before the 2020 Annual Meeting or any adjournment thereof.
Admission to Meeting: You are entitled to participate in the virtual 2020 Annual Meeting only if you were a Cliffs shareholder at the close of business on February 24, 2020. Guests may listen to a live audio webcast of the virtual 2020 Annual Meeting, but are not entitled to participate.
Please refer to the "Additional Information About Virtual Annual Meeting" section below for further information.
By Order of the Board of Directors,
James D. Graham
Executive Vice President, Chief Legal Officer & Secretary

YOUR VOTE IS IMPORTANT. YOU MAY VOTE BY INTERNET, BY TELEPHONE, BY MAILING THE PROXY CARD PREVIOUSLY RECEIVED, OR BY PARTICIPATING ONLINE DURING THE 2020 ANNUAL MEETING.
Shareholders at the close of business on February 24, 2020, the record date for the 2020 Annual Meeting, are the only shareholders entitled to notice of, and to vote at, the 2020 Annual Meeting. Even if you plan to participate in the 2020 Annual Meeting, we ask that you please promptly vote by Internet, by phone or by mail. Voting early will help avoid additional solicitation costs and will not prevent you from voting electronically during the 2020 Annual Meeting if you wish to do so.

The proxy statement and Cliffs’ 2019 Annual Report for the 2019 fiscal year are available at www.proxyvote.com. These materials also are available on Cliffs’ website at www.clevelandcliffs.com under "Investors" and then "Financial Information."

ADDITIONAL INFORMATION ABOUT VIRTUAL ANNUAL MEETING

ATTENDANCE AND PARTICIPATION
Our virtual 2020 Annual Meeting will be conducted on the Internet via live audio webcast. You will be able to participate online and submit your questions in advance of the 2020 Annual Meeting by visiting www.virtualshareholdermeeting.com/CLF2020, beginning at 11:00 a.m. EDT on April 22, 2020. Shareholders will be able to vote their shares electronically during the 2020 Annual Meeting.
To participate in the 2020 Annual Meeting, you will need the 16-digit control number included on your proxy card or your voting instruction form. The 2020 Annual Meeting will begin promptly at 11:30 a.m. EDT. We encourage you to access the 2020 Annual Meeting prior to the start time. Online access will begin at 11:00 a.m. EDT. Guests may listen to a live audio webcast of the virtual 2020 Annual Meeting by visiting www.virtualshareholdermeeting.com/CLF2020, beginning at 11:00 a.m. EDT, but are not entitled to participate.
The virtual 2020 Annual Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure they have a strong Internet connection wherever they intend to participate in the 2020 Annual Meeting. Participants should also allow plenty of time to log in and ensure that they can hear streaming audio prior to the start of the 2020 Annual Meeting.
QUESTIONS
Lourenco Goncalves, Cliffs’ Chairman, President and Chief Executive Officer, will be available to answer questions submitted by shareholders at the conclusion of the 2020 Annual Meeting. Shareholders may submit questions for the 2020 Annual Meeting after logging in, beginning at 11:00 a.m. EDT on April 22, 2020. If you wish to submit a question, you may do so by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/CLF2020, typing your question into the “Ask a Question” field, and clicking “Submit.” Please submit any questions before the start time of the meeting.
Additional information regarding the ability of shareholders to ask questions during the 2020 Annual Meeting, related rules of conduct and other materials for the 2020 Annual Meeting will be available at www.virtualshareholdermeeting.com/CLF2020.
TECHNICAL DIFFICULTIES
Technical support, including related technical support phone numbers, will be available on the virtual meeting platform at www.virtualshareholdermeeting.com/CLF2020 beginning at 11:00 a.m. EDT on April 22, 2020 through the conclusion of the 2020 Annual Meeting.

2020 Proxy Statement